FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES
INCOME FUND

Dear Shareholder:
     The Flaherty & Crumrine/Claymore Preferred Securities Income Fund ("FFC") got off to a very good start in fiscal 2004. The total return on net asset value ("NAV") for fiscal first quarter ending February 29th was +5.2% 1. For the trailing twelve month period, the total return was +19.4% 1.
     Once again, strength in the preferred securities market was the major factor in the Fund's performance. With interest rates hovering near all-time lows, individual investors have increasingly turned to preferred securities as they try to increase the income from their portfolios. At the same time, the size of the market has remained fairly stable. There has been a steady stream of new issues brought to market, but older issues are being redeemed at about the same pace. As expected, issuers are replacing older high coupon preferred issues with similar but less expensive ones.
     These refinancing transactions are very important to the Fund--if the trend persists for a long period of time, there may be downward pressure on the income generated by the portfolio. On the other hand, low interest rates keep the cost of the Fund's leverage extremely low. So far these two effects have roughly offset each other.
     The Fund's hedging strategy also performed as expected. To refresh your memory, FFC normally hedges by purchasing put options on U.S. Treasury bond futures. As interest rates go up or down, the prices of these put options typically move in the opposite direction of the preferred securities. There is, however, an important and valuable feature to a put option hedge--in a period of falling interest rates (as in recent months), the value of the preferred portfolio usually goes up by more than the drop in the value of the put options. Although the value of the hedge positions declined during the period, when compared to appreciation in the preferred positions this loss was small. Of course, if we knew interest rates were going to fall, the best hedge would have been no hedge at all, but our crystal ball is a bit too cloudy for that! We prefer to hedge consistently, knowing that the portfolio should participate in a rally but be protected if interest rates rise significantly.
     The Fund's combination of preferred securities and the put option hedge creates an unusual investment product and we have yet to find a perfect benchmark for comparison. When measured against LONG-TERM fixed income investments, we expect the returns on NAV to lag (but generally only a little!) during periods of falling interest rates (because the hedge will hurt returns), and to perform much better if rates rise substantially. In most interest rate scenarios, the Fund's returns on NAV should out-perform SHORT-TERM investments, although the Fund's returns on NAV may lag briefly during periods of rising short-term rates. In any event, investors should always bear in mind that changes in the Fund's premium or discount to NAV can significantly affect the performance and volatility of the Fund's common share price.
     To provide some comparison of the Fund's performance, the total return on the Lehman Brothers index of long-term investment grade corporate bonds (a good proxy for long-term fixed-income investments) was +4.9% during the fiscal quarter and +10.8% during the twelve months ending February 29th. The Lehman Brothers index of 3 - 6 month U.S. Treasury Bills (a short-term proxy) earned 0.3% during the quarter and 1.2% for the year. Keep in mind that these indices do not utilize leverage.
     Economic conditions in the United States continue to show signs of improvement. This rising economic tide has benefited corporate profitability and enabled companies to improve the quality of their balance sheets. At the same time, sluggish job formation and subdued inflation have persuaded the Federal Reserve to keep monetary policy accommodative, which has held down the cost of the Fund's leverage.

     In the coming weeks, the Fund's adviser, Flaherty & Crumrine, will launch a new web site, www.preferredstockguide.com. The site will contain useful information about most of the issues that make up the preferred securities universe. We've tried to make the site informative and easy to use. We hope you will also continue to visit the Fund's web site at WWW.FCCLAYMORE.COM.

     Sincerely,

     /S/DONALD F. CRUMRINE                         /S/ROBERT M. ETTINGER

     Donald F. Crumrine                            Robert M. Ettinger
     Chairman of the Board                         President

     April 12, 2004
     (1) Based on monthly data provided by Lipper Inc. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice.

--------------------------------------------------------------------------------
Flaherty &Crumrine/Claymore Preferred Securities Income Fund
SUMMARY OF INVESTMENTS
FEBRUARY 29, 2004 (UNAUDITED)
-----------------------------

                                                                                                          PERCENT
                                                                                           VALUE          OF TOTAL
                                                                                           (000'S)       NET ASSETS
                                                                                           ------        ----------
ADJUSTABLE RATE PREFERRED SECURITIES
     Utilities ........................................................................  $   4,906            0.3%
     Banking ..........................................................................     49,817            3.1
                                                                                        ----------         ------
         TOTAL ADJUSTABLE RATE ........................................................     54,723            3.4
FIXED RATE PREFERRED SECURITIES
     Utilities ........................................................................    202,819           12.5
     Banking ..........................................................................    496,564           30.7
     Financial Services ...............................................................    249,659           15.4
     Insurance ........................................................................    231,950           14.3
     Oil and Gas ......................................................................     30,630            1.9
     Miscellaneous Industries .........................................................     26,325            1.6
                                                                                        ----------         ------
         TOTAL FIXED RATE .............................................................   1,237,947          76.4

         TOTAL PREFERRED SECURITIES ...................................................   1,292,670          79.8

CORPORATE DEBT SECURITIES
     Utilities ........................................................................    178,146           11.0
     Financial Services ...............................................................     34,698            2.1
     Oil and Gas ......................................................................      5,306            0.3
     Insurance ........................................................................      8,891            0.6
     Other ............................................................................      5,447            0.3
                                                                                        ----------         ------
         TOTAL CORPORATE DEBT SECURITIES ..............................................    232,488           14.3
U.S. GOVERNMENT AND AGENCY DEBT SECURITIES ............................................      9,318            0.6
COMMON STOCKS AND CONVERTIBLE SECURITIES
     Utilities ........................................................................     56,325            3.5
     Insurance ........................................................................      2,759            0.2
     Other ............................................................................      3,387            0.2
                                                                                        ----------         ------
         TOTAL COMMON STOCKS AND CONVERTIBLE SECURITIES ...............................     62,471            3.9
PURCHASED PUT OPTIONS .................................................................      6,832            0.4
MONEY MARKET FUNDS ....................................................................      9,988            0.6
                                                                                        ----------         ------
TOTAL INVESTMENTS .....................................................................  1,613,767           99.6
OTHER ASSETS AND LIABILITIES (NET) ....................................................      6,441            0.4
                                                                                        ----------         ------
         TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK ..................... $1,620,208          100.0%
                                                                                        ==========         ======
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
--------------------------------------------------------
                                                          TOTAL                                         DIVIDEND
                                                        DIVIDEND        NET ASSET        NYSE         REINVESTMENT
                                                          PAID            VALUE      CLOSING PRICE      PRICE (1)
                                                      -----------     -------------  -------------    ------------
December 16, 2003 ................................      $0.1725          $24.90          $26.42          $25.10
December 31, 2003 - Extra ........................       0.9000           25.12           26.76           25.42
January 31, 2004 .................................       0.1725           25.49           26.67           25.49
February 29, 2004 ................................       0.1725           25.61           27.07           25.72

--------------------
(1) Whenever  the net asset value per share of the Fund's  common stock is less than or equal to the market price per share on the payment date, new shares issued  will be valued at the higher of net asset  value or 95% of the then current market price.
    Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                                THREE MONTHS ENDED FEBRUARY 29, 2004 (UNAUDITED)
                                ------------------------------------------------

                                                                                                            VALUE
                                                                                                           (000'S)
                                                                                                           -------
OPERATIONS:
     Net investment income .......................................................................     $      22,023
     Net realized loss on investments sold during the period .....................................           (13,098)
     Change in net unrealized appreciation of investments held during the period .................            45,978
     Distributions to Auction Market Preferred Stock (AMPS*) Shareholders from net investment
         income, including changes in accumulated undeclared distributions .......................            (1,578)
                                                                                                       -------------
         Net increase in net assets from operations ..............................................            53,325

DISTRIBUTIONS:

     Distributions paid from net investment income to Common Stock Shareholders (2) ..............           (23,919)
     Distributions paid from net realized capital gains to Common Stock Shareholders .............           (34,691)
                                                                                                       -------------
         Total Distributions .....................................................................           (58,610)

FUND SHARES TRANSACTIONS:

     Increase from Common Stock Transactions .....................................................            24,902
                                                                                                       -------------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD ..............................            19,617
NET ASSETS AVAILABLE TO COMMON STOCK:

     Beginning of period .........................................................................         1,058,452
                                                                                                       -------------
     End of period ...............................................................................     $   1,078,069
                                                                                                       =============
                                                                                             FINANCIAL HIGHLIGHTS(1)
                                                                    THREE MONTHS ENDED FEBRUARY 29, 2004 (UNAUDITED)
                                                               FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                               -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period ........................................................     $       25.74
                                                                                                       -------------
INVESTMENT OPERATIONS:
     Net investment income .......................................................................              0.53
     Net realized loss and unrealized appreciation on investments ................................              0.80
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
     From net investment income ..................................................................             (0.04)
     From net realized capital gains .............................................................              0.00
                                                                                                       -------------
     Total from investment operations ............................................................              1.29
                                                                                                       -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
     From net investment income ..................................................................             (0.58)
     From net realized capital gains .............................................................             (0.84)
                                                                                                       -------------
     Total distributions to Common Shareholders ..................................................             (1.42)
                                                                                                       -------------
     Net asset value, end of period ..............................................................     $       25.61
                                                                                                       =============
     Market value, end of period .................................................................     $       27.07
                                                                                                       =============
     Common shares outstanding, end of period ....................................................        42,093,773
                                                                                                       =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:

     Net investment income + .....................................................................              7.71%**
     Operating expenses ..........................................................................              1.16%**

--------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate fiscal year to date .................................................                 6%***
     Total net assets available to Common and Preferred Stock, end of period (in 000's) ..........     $   1,620,208
     Ratio of operating expenses to total average net assets available to
       Common and Preferred Stock ................................................................              0.77%**

(1)  These tables  summarize the three months ended  February 29, 2004 and should be read in conjunction with the Fund's audited financial  statements,  including footnotes,  contained in its Annual Report dated November 30, 2003.
(2)  Includes income earned, but not paid out, in prior fiscal year.
*    Auction Market Preferred Stock.
**   Annualized.
***  Not Annualized.
+    The net investment income ratios reflect income net of operating  expenses and payments to AMPS* Shareholders.
++   Information   presented  under  heading Supplemental Data includes AMPS*.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Nicholas Dalmaso
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   Peter C. Stimes, CFA
     Chief Financial and Accounting
     Officer, Vice President and
     Treasurer
   Nicholas Dalmaso
     Vice President
   R. Eric Chadwick, CFA
     Vice President and Secretary
   Bradford S. Stone
     Vice President

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY &
 CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND?
   o If your shares are held in a brokerage
     Account, contact your broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

[GRAPHIC OMITTED]
LIGHTHOUSE

Flaherty & Crumrine/Claymore
============================
Preferred securities
Income fund

                                    Quarterly

                                     Report

                                February 29, 2004

                          web site: www.fcclaymore.com